SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2006

_______________________

Castelle
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-22020	77-0164056
(Commission File Number)	(IRS Employer Identification No.)

855 Jarvis Drive Suite 100 Morgan Hill, California	95037
(Address of Principal Executive Offices)	(Zip Code)

(408) 852-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02 - Results of Operations and Financial Condition.

(a)         The information contained in this Section 2.02, and the exhibit hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On April 26, 2006, Castelle issued a press release regarding its financial results for its first fiscal quarter ended March 31, 2006. A copy of Castelle’s press release is attached hereto as Exhibit 99.1.

Section 9.01 - Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is being furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by Castelle dated April 26, 2006.*

*

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006

Castelle

By:	/s/ Paul W. Cheng
Paul W. Cheng
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Castelle dated April 26, 2006.*

*            This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.